UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

ARC Group Acquisition I Corp

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-43253	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

398 S Mill Avenue, Suite 306, Tempe, AZ 85284

(Address of principal executive offices, including zip code)

(928) 625-0928

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, one warrant, and one right to acquire 1/4th of one Ordinary Share	ARCLU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	ARCL	The Nasdaq Stock Market LLC
Rights included as part of the Units	ARCLR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ARCLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2026, ARC Group Acquisition I Corp (the “Company”) consummated its initial public offering (the “IPO”) of 12,075,000 units (the “Units”), which includes the full exercise of the over-allotment option of 1,575,000 additional Units granted to ARC Group Securities LLC, as representative of the underwriters (the “Representative”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one right entitling the holder to receive one-fourth (1/4th) of one Ordinary Share at the closing of the Company’s business combination (each, a “Right”) and one redeemable warrant (the “Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $120,750,000.

On June 30, 2025, the Company filed a registration statement on Form S-1 (File No. 333-288410), as amended (the “Initial Registration Statement”), with the U.S. Securities and Exchange Commission (the “Commission”) relating to the IPO, which was declared effective by the Commission on April 27, 2026.

In connection with the IPO, on April 29, 2026, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statements:

●	Underwriting Agreement, dated April 29, 2026, by and between the Company and ARC Group Securities LLC, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference;

●	Warrant Agreement, dated April 29, 2026, by and between the Company and Efficiency, INC., a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference;

●	Rights Agreement, dated April 29, 2026, by and between the Company and Efficiency, INC., a copy of which is attached as Exhibit 4.2 hereto and is incorporated herein by reference;

●	Letter Agreement, dated April 29, 2026, by and between the Company, its executive officers, its directors and MFH 2, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference;

●	Investment Management Trust Agreement, dated April 29, 2026, by and between the Company and Efficiency, INC., a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference;

●	Registration Rights Agreement, dated April 29, 2026, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	Private Units Purchase Agreement, dated April 29, 2026, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	Indemnity Agreement, dated April 29, 2026, by and among the Company and Kiu Cu Seng, a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	Indemnity Agreement, dated April 29, 2026, by and among the Company and Ian Hanna, a copy of which is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

●	Indemnity Agreement, dated April 29, 2026, by and among the Company and Dr. Satis Waran Nair Krishnan, a copy of which is attached as Exhibit 10.7 hereto and is incorporated herein by reference.

●	Indemnity Agreement, dated April 29, 2026, by and among the Company and Inigo Angel Laurduraj, a copy of which is attached as Exhibit 10.8 hereto and is incorporated herein by reference.

●	Indemnity Agreement, dated April 29, 2026, by and among the Company and Soon Ping Pappas, a copy of which is attached as Exhibit 10.9 hereto and is incorporated herein by reference.

●	Indemnity Agreement, dated April 29, 2026, by and among the Company and Datuk Dr. Doris Wong Sing Ee, a copy of which is attached as Exhibit 10.10 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated April 29, 2026 as filed with the Commission on April 29, 2026 (the “Prospectus”) and are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02. Unregistered Sales of Equity Securities.

On May 1, 2026, simultaneously with the closing of the IPO, pursuant to the Private Units Purchase Agreement, the Company completed the private sale of an aggregate of 200,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Units, generating gross proceeds to the Company of $2,000,000 (the “Private Placement”). The Private Placement Units are identical to the Units sold in the IPO, except that, for so long as the Private Placement Units are held by the Sponsor or their permitted transferees, the Private Placement Units (i) may not (including the securities underlying the Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, and (ii) are entitled to registration rights. The material terms of the Private Placement Units are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Units. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on April 29, 2026, each of Datuk Dr. Doris Wong Sing Ee, Chief Executive Officer and Executive Director of the Company, Kiu Cu Seng, Chief Financial Officer of the Company, Ian Hanna, Chief Operating Officer and Executive Director of the Company, Dr. Satis Waran Nair Krishnan, a director of the Company, Inigo Angel Laurduraj, a director of the Company, and Soon Ping Pappas, a director of the Company, each entered into an indemnity agreement with the Company. On April 29, 2026, all directors and officers of the Company along with the Sponsor and certain other security holders named therein, entered into the Letter Agreement.

Other than the foregoing, none of the directors or officers of the Company is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Letter Agreement and indemnity agreements are attached as Exhibits 10.1 and 10.5 through 10.10 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2026, in connection with the completion of the IPO, the Company’s Amended and Restated Memorandum and Articles of Association became effective (the “Amended Charter”). The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events

A total of $120,750,000 of the net proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Efficiency, INC., acting as trustee. Except with respect to the interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of: (i) the completion of its initial business combination; (ii) the redemption of any public shares if it does not complete an initial business combination within the required period; (iii) the redemption of any public shares in connection with an amendment to the Amended Charter (A) that would modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if it is unable to complete its initial business combination within 12 months from the closing of this initial public offering, subject to extension up to 15 months by means of one three-month extension, or (B) with respect to any other provision of the Amended Charter relating to the rights of public shareholders; and (iv) our liquidation.

An audited balance sheet as of May 1, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included in an amendment to the Form 8-K.

On April 29, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 1, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 29, 2026, by and among the Company, D. Boral Capital LLC and ARC Group Securities LLC as representatives of the underwriters named therein.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated April 29, 2026, by and between the Company and Efficiency, INC.

4.2	Rights Agreement, dated April 29, 2026, by and between the Company and Efficiency, INC.

10.1	Letter Agreement, dated April 29, 2026, by and between the Company, its executive officers, its directors and the Sponsor

10.2	Investment Management Trust Agreement, dated April 29, 2026, by and between the Company and Efficiency, INC.

10.3	Registration Rights Agreement, dated April 29, 2026, among the Company, the Sponsor and the Holders signatory thereto

10.4	Private Units Purchase Agreement, dated April 29, 2026, between the Company and the Sponsor

10.5	Indemnity Agreement, dated April 29, 2026, among the Company and Kiu Cu Seng.

10.6	Indemnity Agreement, dated April 29, 2026, among the Company and Ian Hanna.

10.7	Indemnity Agreement, dated April 29, 2026, among the Company and Dr. Satis Waran Nair Krishnan.

10.8	Indemnity Agreement, dated April 29, 2026, among the Company and Inigo Angel Laurduraj.

10.9	Indemnity Agreement, dated April 29, 2026, among the Company and Soon Ping Pappas.

10.10	Indemnity Agreement, dated April 29, 2026, among the Company and Datuk Dr. Doris Wong Sing Ee.

10.11	Administrative Services Agreement, dated April 29, 2026, by and between the Company and the Sponsor.

99.1	Press Release, dated April 29, 2026.

99.2	Press Release, dated May 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2026

ARC Group Acquisition I Corp

By:	/s/ Datuk Dr. Doris Wong Sing Ee
Name:	Datuk Dr. Doris Wong Sing Ee
Title:	Chief Executive Officer and Director